Employment Agreement

This Agreement  is  effective  May  1st 2010 by  and  between  Health  Education Corporation a  Utah corporation, hereinafter  called  ("Employer")  and  Diana  Brown,  an  individual  (hereinafter  called  "Manager").

Recitals

A.                 The  Manager  has  acquired  outstanding  and special skills  and  abilities  and  an extensive background  in  and  knowledge  of  the  Employer's  industry.

B.                   The Employer  has  employed  Manager  since  March  4th 2008 and  has  had  an employee agreement  in  place.  This  new  agreement  will  supersede  the  existing  agreement and will  also  supersede  any  written  or  oral  agreements  made  to date during  the  Managers employment.

C.                 The  Manager  desires  to  continue  to  be  employed by the  Employer  and  is  willing to do  so  on  the  following  terms  and  conditions.

1.                  Employee's  Duties  and  Authority.  The  Employer  shall  employ  the  Manager  as Customer Accounts  Manager  or  in  such  other  capacity  or  capacities  as  the  Employer  may from time  to  time  prescribe.

2.                   Other Business  Activities.     During employment,  the  Manager  shall  devote  his / her  work  efforts  to  the  performance  of  this  Agreement  and  shall  not,  without  the Employer's prior  written  consent,  render  to  others  services  of  any  kind  for  compensation, or engage  in  any  other  business  activity  that  would  materially  interfere  with  the performance of his  / her  duties  under  this  Agreement.

2.1               Reasonable  Time  and  Effort  Required.   During  his  I  her  employment,  the Manager shall  devote  such  time,  interest,  and  effort  to  the  performance  of  this  Agreement as may  be  fair  and  reasonable.

3.                   Non-Competition  During  Employment.  During  the  employment  term,  the Manager shall  not,  in  any  fashion  participate  or  engage  in  any  activity  or  other  business competitive with  the  Employer's  business.   In  addition,  the  Manager,  while  employed, shall not  take  any  action  without  the  Employer's  prior  written consent to  establish,  form, or become  employed  by  a  competing  business.   The  Manager's  failure  to  comply  with  the provisions of  the  preceding  sentence  shall  give  the  Employer  the  right  (in  addition  to  all other remedies  the  Employer  may  have)  to  terminate any benefits  or  compensation written or  orally  expressed  during  the  time  of  employ.

4.                    Term of Employment.   The Manager  has  been  employed  Since  March  4th  2008 and will  continue  to  be  employed  continually,  unless  the  Manager  is  terminated  as provided in  this  Agreement  or  this  Agreement  is  extended  by  mutual  written  consent  of the parties.

5.                   Place of  Employment.   During the  employment  term  the  Manager  shall  perform the services  required  at  the  Employer's  offices,  located  at  11487  South  700  East,  Draper, Utah or  other  official  locations  of  the  company.  The  Manager  acknowledges  that  the Employer may  from  time  to  time  require  the  Manager  to  travel  temporarily  to  other locations on  the  Employer's  business.

6.                  Salary.  The  Employer  shall  pay  a  basic  salary  to  the  Manager  at  the  rate  of

$56,000 per  year,  payable  in  equal  biweekly  installments.  Salary  may  be  amended  from time to  time  after  an  employee  evaluation  has  been  held.

6.1              The  basic  salary  payable  to  the  Manager  shall  be  analyzed  annually  beginning May 1st 2011 after  conducting  an  evaluation  by  piers  and  Board  of Directors.

6.2               The Manager  shall  also  receive  a  yearly  end  bonus  of  10,000  shares  of  the company making  her  a  partial  owner  with  all  voting  rights  and  privileges  associated  with share ownership.

7.                   Additional Benefits.    The Manager  shall  receive  all  other  benefits  of  employment generally available  to  the  Employer's  other  Manager  and  managerial  Employees including the  following:  Insurance,  vacation,  and  applicable  bonuses.  Management  has agreed to  reward  Manager  Compensation  of  100%  of  insurance  costs.

8.                   Expenses.  The Employer  shall  reimburse  the  Manager  for  reasonable  expenses incurred in  connection with the  Manager's  performance  of  his  I  her  duties  including travel expenses,  food,  and  lodging  while  away  from  home,  pursuant  to  the  Employer's reimbursement policies.

9.                   Employee's Right  of  Ownership.   All inventions  conceived  or  developed  by  the Manager during  the  term  of  this  Agreement  for  and  in  behalf  of  Employer  shall  remain the property  of  the  Employer. As to  all  such  inventions  with  respect  that  the  equipment, supplies, facilities,  or  trade  secret  information  of  the  Employer  was  used,  or  that  relate  to the business  of  the  Employer  or  to  the  Employer's  actual  or  demonstrably  anticipated research and  development,  or  that  result  from  any  work  performed by the  Manager  for the Employer  shall  remain  the  property  of  the  Employer.

10.               Indemnification by  Employer.    The Employer  shall,  to  the  maximum  extent permitted by  law,  indemnify  and  hold  the  Manager  harmless  against  reasonable  attorney fees, judgments,   fines,  settlements,  and  other  amounts  actually  and  reasonably  incurred  in connection with  any  proceeding  arising  by  reason  of  the  Manager's  employment  by  the Employer.

11.              Employer  Termination

11.1           Involuntary Termination  of  Agreement.   The Employer  may  terminate  this Agreement without  cause,  either  on  the last day  of  any  fiscal  year  of  the  Employer  on  one months' prior  written  notice  to  the  Manager.

11.2           Termination for  Cause.   The Employer  may  terminate  this  Agreement at any time without  notice  if  the  Manager  commits  any  material  act  of  dishonesty,  discloses confidential information,  is  guilty  of  gross  carelessness  or  misconduct,  or  unjustifiably neglects his  I  her  duties  under  this  Agreement,  or  acts  in  any  way  that  has a direct, substantial, and  adverse  effect  on  the  Employer's  reputation.  IfTermination  For  Cause  occurs  due  to  an  illegal  act  by  Manager  which  may  cause  fiscal  damage  to  the  Company and its  its  owners,  the  Employer  has  the  right  to  request  any  ownership  shares  held  by Manager.

12.              Employee  Termination

12.1           Termination on  Resignation.   The Manager  may  terminate  this  Agreement  by giving the  Employer  one  months'  prior  written  notice  of  resignation.

12.2           Termination on  Retirement.    This Agreement  shall  be  terminated  by  the Manager's voluntary  retirement,  that  retirement  shall  be  effective  on  the  last  day  of  any fiscal year,  provided  that  the  effective  date  ofretirement   occurs  after  the  Manager's  65th birthday, and  that  the  Manager  gives  the  Employer  six  months'  prior  written  notice.

12.3           Termination on  Disability.   (1) If,during  the  period  of  employment,  the Manager becomes  unable  due  to  mental  or  physical  illness  or  injury  to  perform  his  I  her duties under  this  Agreement  in  his  I  her  normal  and  regular manner, this Agreement  shall be then  terminated;  and  (2)  the  Employer  has  advised  the  Manager  that  it  currently maintains disability  insurance  for  its  Employees,  including  the  Manager.  During  the  term of this  Agreement,  the  Employer  shall  maintain  disability  insurance  covering  the

Manager on  terms  and conditions no  less  favorable  than  the  terms  and conditions in  effect at the  date of this  Agreement.

12.4           Termination on  Death.   Ifthe  Manager dies  during  the  period of employment  this  Agreement  shall  then  be  terminated.

12.5           Termination or  Assignment  on  Merger.    In the  event  of  a  merger  where  the Employer is  not  the  surviving  entity,  or  of  a  sale  of  all  or  substantially  all  of  the Employer's assets,  the  Employer  may,  at  its  sole  option  (1)  assign  this  Agreement   and  all

rights and  obligations  under  it  to  any  business  entity  that succeeds to  all  or  substantially all of the  Employer's  business  through  that  merger  or  sale  of  assets,  or  (2)  on  at  least  30 days' prior  written notice to  the  Manager,  terminate  this  Agreement  effective  on  the  date of the  merger  or  sale of assets.

13.               Non-disclosure/ Non-compete  After  Termination.  Because of  his  /  her employment by  the  Employer,  the  Manager  will  have  access  to  trade  secrets  and confidential information  about  the  Employer,  its  products,  its  customers,  and  its  methods of doing  business.   In  consideration  of  his  / her  access  to  this  information,  the  Manager agrees that  for  a  period  of  three  years  after  termination  of  his  / her  employment,  he / she will not  disclose  such  trade  secrets  or  confidential  information  to  a  competing  entity  as  an employee, owner,  consultant, or any  other  position  which  would  fiscally  benefit  the Manager.

14        Arbitration.  Any controversy  or  claim  arising  out  of  or  relating  to  this Agreement, shall  be  settled  by  arbitration  in  accordance  with  the  Commercial  Arbitration Rules of the  American  Arbitration  Association,  and  Judgment  on  the  award  rendered  by the arbitrators may be entered in  any  court  having  jurisdiction.   There  shall  be  three arbitrators, one  to  be  chosen directly by  each  party  at  will,  and  the  third  arbitrator  to  be selected by  the  two  arbitrators  so  chosen.  Each  party  shall  pay  the  fees  of  the  arbitrator he / she  selects  and  of  his  I  her  own  attorneys,  and  the  expenses  of  his  / her  witnesses  and all other  expenses  connected  with  presenting  his  / her  case.  Other  costs  of  the  arbitration, including the cost  of  any  record  or  transcripts  of  the  arbitration,  administrative  fees,  the fee of  the  third  arbitrator,  and  all  other  fees  and  costs, shall be  borne  equally  by  the parties. Despite  the  forgoing,  the  arbitrators  may  assign  to  one  party  or  the  other  any  and all fees  and  costs  as  part  of  any  arbitration  award.

15.               Entire Agreement.   This Agreement  contains  the  entire  Agreement  between  the parties and  supersedes  all  prior  oral  and  written  Agreements,  understandings, commitments, and  practices  between  the  parties.  No  amendments  to  this  Agreement  may be made  except  by  a  writing  signed  by  both  parties.

16.               Choice of  Law.   The formation,  construction,  and  performance  of  this  Agreement shall be  construed  in  accordance  with  the  laws  of  Utah

17.               Notices.  Any notice  to  the  Employer  required  or  permitted  under  this  Agreement shall be  given  in  writing to the  Employer,  either  by  personal  service or by  registered  or certified mail,  postage prepaid, addressed  to  Health  Education  Corporation  Attn:  Tracy Gibbs, at  its  then  principal  place  of  business.   Any  such  notice  to  the  Manager  shall  be given in  a  like  manner  and,  if  mailed,  shall  be  addressed  to  the  Manager  at  his  I  her  home address then  shown  inthe  Employer's  files.  For  the  purpose  of  determining  compliance  with  any  time  limit  in  this  Agreement,  a  notice  shall  be  deemed  to  have  been  duly  given

(1) on  the  date  of  service,  if  served personally on  the  party  to  whom notice is  to  be  given,

or (2)  on  the  second  business  day  after  mailing,  if  mailed  to  the  party  to  whom  the  notice is to  be  given  in  the  manner  provided  in  this  section.

18. Severability.  If  any  provision  ofthis  Agreement  is  held  invalid  or  unenforceable, the remainder  of  this  Agreement  shall  nevertheless  remain  in  full  force  and  effect.  If  any provision is  held  invalid  or  unenforceable  with  respect  to  particular  circumstances,  it shall nevertheless  remain  in  full  force  and  effect  in  all  other  circumstances.

Executed by  the  parties  as  of  the  day  and  year  first  written  above.

Employer

/s/ Tracy K Gibbs

By:  Tracy K Gibbs

Title: CEO

/s/ Diana Brown

Diana Brown

__________________

Witness

04-06-2010

Date